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                                                                    EXHIBIT 99.6



                           CONSENT OF KEVIN A. MUNDT



In accordance with the requirements of Rule 438 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, I hereby consent to the references to my name appearing in the Registration Statement on Form S-4 (Registration No. 333-42535) and in the accompanying Proxy Statement/Prospectus forming a part thereof of Telephone and Data Systems, Inc.



                                         /s/ KEVIN A. MUNDT
                                          --------------------------------------
                                          Kevin A. Mundt



Date: February 4, 1998